UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

                In an order dated January 23, 2006 (the “Extension Order”), the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) extended the deadline for the submission of ballots (the “Voting Deadline”) to accept or reject the Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated November 21, 2005 (as may be amended and/or modified, the “Plan”) of Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”). The Voting Deadline to accept or reject the Plan was previously 4:00 p.m. on February 3, 2006, and in the case of securities held through an intermediary, 4:00 p.m. on January 31, 2006 or such other date as specified by the applicable intermediary as the deadline for instructions to be received by the intermediary. The Voting Deadline to accept or reject the Plan has now been extended to 4:00 p.m. (prevailing New York time) on February 21, 2006, and in the case of securities held through an intermediary, the deadline for instructions to be received by the intermediary has been extended to 4:00 p.m. (prevailing New York time) on February 15, 2006 or such other date as specified by the applicable intermediary.

                The Extension Order also changed the date for the hearing to consider confirmation of the Plan (the “Confirmation Hearing”). The Confirmation Hearing was previously scheduled to commence on February 22, 2006 at 9:45 a.m. and is now scheduled to commence on March 15, 2006 at 9:45 a.m. (prevailing New York time).

                This filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

Cautionary Statement Regarding Forward-Looking Statements

                This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), sale of Century/ML Cable Venture, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Many of these factors are outside of the Company’s control.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2006	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer